                                                      EXHIBIT 10 (p) #2

                              SECRETARIAL CERTIFICATION
                              BOARD OF DIRECTORS MEETING
                              TCF FINANCIAL CORPORATION
                                   OCTOBER 22, 1996

                                16b-3 CHANGES TO PLANS

--------------------------------------------------------------------------------


    Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

WHEREAS, the Board has authority to amend the TCF Financial Executive Deferred Plan (under Section 12 thereof), the Senior Officer Deferred Plan (under section 11 thereof) and the TCF Directors Deferred Compensation Plan (under Section 13 thereof) and a sub-committee consisting of the non-employee members (as defined under Rule 16b-3 of the Securities and Exchange Commission (the "SEC")) of the Personnel/Affirmative Action Committee has the authority to amend the TCF Financial 1995 Incentive Stock Program and the Supplemental Employee Retirement Plan (the "SERP"); and

    WHEREAS, the SEC has adopted revised rules under Section 16b-3 of the Securities Exchange Act of 1934 relating to the requirements which benefits plans must satisfy in order for transactions in company stock occurring in connection with such plans to be exempt from "short swing profits" liability under Section 16 of that Act; and

    WHEREAS, legal counsel has proposed amendments to various employee plans of this corporation in order to comply with the new Rule 16b-3 and the sub-committee has recommended and approved such amendments to be in the best interests of the corporation and this Board wishes to approve the amendments to the Executive Deferred and Director Plans effective as of November 1, 1996;

    NOW, THEREFORE, IT IS HEREBY

    RESOLVED, that the Senior Officers' Deferred Plan be amended as follows:

    2. PERSONNEL COMMITTEE. The Committee shall consist of such members of the Personnel Committee of the Board of Directors of TCF Financial Corporation who qualify as non-employee directors from time to time under Rule 16b-3 of the Securities and Exchange Commission.

    10. ELECTIONS BY EMPLOYEES TO TRANSFER BETWEEN FUNDS restated to read as follows:

    Employees may elect to liquidate funds in their Deferred Compensation Accounts under Paragraph 3 and reinvest them as directed provided that any investment election shall be exercised in writing by the Employee and approved by the Committee or its approved representative under such terms and conditions as the Committee deems appropriate.

    I, Gregory J. Pulles, Secretary of TCF Financial Corporation do hereby certify that the foregoing is a true and correct copy of excerpt of minutes of the Board of Directors of TCF Financial Corporation held on October 22, 1996, and that the minutes have not been modified or rescinded as of the date hereof.


(Corporate Seal)



Dated:  March 21, 1997

                                       /s/ Gregory J. Pulles
                                       ----------------------------------
                                       Gregory J. Pulles